UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2017

NORTHERN OIL AND GAS, INC.
(Exact name of Registrant as specified in its charter)

Minnesota	001-33999	95-3848122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Carlson Parkway, Suite 990 Minnetonka, Minnesota	55305
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code   (952) 476-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2).
Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders
At the 2017 Annual Meeting of Shareholders of Northern Oil and Gas, Inc. (the “Company”) held on May 25, 2017, the shareholders voted on the following:
Proposal One - Election of Directors
The following directors were elected based on the votes listed below:

Director Nominee	For	Withheld	Broker Non-Votes
Lisa Bromiley	35,980,579	865,888	17,162,031
Michael Frantz	36,222,014	624,453	17,162,031
Robert Grabb	36,017,043	829,424	17,162,031
Delos Cy Jamison	36,134,035	712,432	17,162,031
Jack King	36,017,078	829,389	17,162,031
Michael Popejoy	36,209,322	637,145	17,162,031
Richard Weber	36,122,614	723,853	17,162,031
Proposal Two - Ratification of the Appointment of Grant Thornton LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2017
The shareholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 based on the votes listed below:

For	Against	Abstain
53,268,582	220,405	519,511
Proposal Three - Nonbinding Advisory Vote to Approve the Compensation of the Named Executive Officers
The shareholders approved, on an advisory basis, the compensation of the Company’s executive officers as disclosed in the proxy statement distributed in connection with the 2017 Annual Meeting of Shareholders, based on the votes listed below:

For	Against	Abstain	Broker Non-Votes
33,392,830	2,886,053	567,584	17,162,031
Proposal Four - Nonbinding Advisory Vote on the Frequency of Holding Future Advisory Votes to Approve the Compensation of the Named Executive Officers
The shareholders expressed a preference for an annual nonbinding advisory vote on the compensation of the Company’s executive officers, based on the votes listed below:

Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
35,949,652	96,860	334,996	464,959	17,162,031
In light of the voting results on this Proposal Four, the Company's Board of Directors has determined that it will include an advisory, nonbinding shareholder vote on executive compensation in the Company's proxy materials every year until the next required advisory vote on the frequency of shareholder votes on executive compensation.
The above proposals submitted to vote of security holders at the 2017 Annual Meeting of Shareholders are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 13, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2017	NORTHERN OIL AND GAS, INC. By /s/ Erik J. Romslo Erik J. Romslo Executive Vice President, General Counsel and Secretary